EXECUTION COPY

BMW VEHICLE LEASE TRUST 2007-1,

as Issuer,

BMW FINANCIAL SERVICES NA, LLC,

as Administrator,

BMW AUTO LEASING LLC,
as Transferor,

and

Citibank, N.A.,

ISSUER ADMINISTRATION AGREEMENT

Dated as of November 2, 2007

TABLE OF CONTENTS

Page

1.1.

Capitalized Terms; Interpretive Provisions.

1

1.2.

Duties of the Administrator.

2

1.3.

Records

8

1.4.

Compensation

8

1.5.

Additional Information to be Furnished to the Issuer

8

1.6.

Independence of the Administrator

8

1.7.

No Joint Venture

8

1.8.

Other Activities of Administrator

8

1.9.

Term of Agreement; Resignation and Removal of Administrator

8

1.10.

Action Upon Termination, Resignation or Removal

10

1.11.

Notices

10

1.12.

Amendments

10

1.13.

Successors and Assigns

11

1.14.

Governing Law

11

1.15.

Headings

11

1.16.

Counterparts

11

1.17.

Severability

11

1.18.

Limitation of Liability of Owner Trustee and Indenture Trustee.

12

1.19.

Third-Party Beneficiary

12

1.20.

Additional Requirements of the Administrator.

12

1.21.

Nonpetition Covenants

14

EXHIBITS

EXHIBIT A – FORM OF ANNUAL CERTIFICATION

EXHIBIT B - SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

This Issuer Administration Agreement, dated as of November 2, 2007 (the “Agreement”), is among BMW Vehicle Lease Trust 2007-1, a Delaware statutory trust, as issuer (the “Issuer”), BMW Financial Services NA, LLC a Delaware limited liability company (“BMW FS”), as administrator (in such capacity, the “Administrator”), BMW Auto Leasing LLC, a Delaware limited liability company, as transferor (the “Transferor”), and Citbank, N.A., a national banking association (the “Indenture Trustee”).

RECITALS

WHEREAS, BMW Auto Leasing LLC, as transferor, and Wilmington Trust Company, as trustee (the “Owner Trustee”), are entering into that certain trust agreement, dated as of October 15, 2007 and amended and restated as of November 2, 2007 (the “Trust Agreement”), pursuant to which, among other things, the Issuer will be created; and

WHEREAS, the parties desire to enter into this Agreement to provide for, among other things, the Administrator’s provision of certain services to the Issuer and the Owner Trustee.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.1.

Capitalized Terms; Interpretive Provisions.

(a)

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the SUBI Trust Agreement, the Servicing Agreement, the Trust Agreement or the Indenture, as the case may be.  Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“Accountants” means a firm of independent public accountants acceptable to the Owner Trustee.

“Agreement” means this Issuer Administration Agreement, as amended, supplemented or modified from time to time.

“Basic Servicing Agreement” means that certain servicing agreement, dated as of August 30, 1995, among BMW Manufacturing L.P., as UTI Beneficiary, Financial Services Vehicle Trust, as trustee and BMW FS, as servicer.

“Indenture” means that certain indenture, dated as of November 2, 2007, between the Issuer and the Indenture Trustee, as amended or supplemented from time to time.

“Majority Interest” means, with respect to the holders of Notes, the holders of a majority of the aggregate principal balance of such Notes.

“Servicing Agreement” means the Basic Servicing Agreement, as amended and supplemented by that certain supplement dated as of November 2, 2007 among the parties to the Basic Servicing Agreement, as amended or supplemented from time to time.

“SUBI Trust Agreement” means the Vehicle Trust Agreement, as supplemented by that certain 2007-1 supplement thereto, dated as of November 2, 2007, among the parties to the Vehicle Trust Agreement, as amended or supplemented from time to time.

“Related Documents” means all of the Basic Documents to which the Issuer or the Owner Trustee is a party, as the same shall be amended from time to time.

“Vehicle Trust Agreement” means that certain amended and restated trust agreement, dated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 between BMW Manufacturing L.P., as grantor and initial beneficiary, and The Bank of New York (Delaware), as trustee.

(b)

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement and (iii) the term “include” and all variations thereof shall mean “include without limitation”.

1.2.

Duties of the Administrator.

(a)

The Administrator agrees to perform all its duties as Administrator and the duties (other than payment obligations) of the Issuer and the Owner Trustee (other than as required under Article Thirteen of the Trust Agreement) under the Related Documents.  In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Documents.  The Administrator shall monitor the performance of the Issuer and shall notify the Owner Trustee in writing when action is necessary to comply with the respective duties (other than payment obligations) of the Issuer and the Owner Trustee under the Related Documents.  The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Documents.  In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(i)

the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(ii)

the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(iii)

the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.02);

(iv)

the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(v)

the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(vi)

the obtaining and preservation of the Issuer’s qualifications to do business pursuant to Section 3.04 of the Indenture (Section 3.04);

(vii)

the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other actions as are necessary or advisable to protect the Trust Estate (Section 3.05);

(viii)

the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(ix)

the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(x)

the notification of the Indenture Trustee and each Rating Agency of a Servicer Default under the Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the 2007-1 SUBI Assets, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(xi)

the delivery of written notice to the Indenture Trustee and each Rating Agency of each Indenture Default and each Servicer Default (Section 3.11);

(xii)

the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 4.01);

(xiii)

the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(xiv)

the compliance with Section 5.02 of the Indenture with respect to the sale of the Trust Estate in a commercially reasonable manner if an Indenture Default shall have occurred and be continuing (Sections 5.02 and 5.04);

(xv)

the preparation and delivery of notice to Noteholders and the Cap Counterparty of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(xvi)

the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

(xvii)

the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01) and the Notes are not held through the Depository Trust Company;

(xviii)

the preparation and filing of any documents required to be filed pursuant to Section 7.03 of the Indenture (Section 7.03);

(xix)

the opening of the Note Distribution Account and the taking of all other actions necessary with respect to the investment of funds therein (Sections 8.02 and 8.05);

(xx)

the preparation of an Issuer Request for the release of the Trust Estate (Section 8.06);

(xxi)

the preparation of Issuer Requests and the obtaining of Opinions of Counsel, if required with respect to the execution of supplemental indentures and the mailing to the Noteholders and the Cap Counterparty of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(xxii)

the execution, authentication and delivery of new Notes conforming to any supplemental indenture, if required (Section 9.05);

(xxiii)

the duty to notify Noteholders, the Cap Counterparty and each Rating Agency of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

(xxiv)

the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(xxv)

the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

(xxvi)

the notification of each Rating Agency, upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04); and

(xxvii)

the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11).

(b)

The Administrator shall:

(i)

pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii)

except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel) other than overhead, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

(iii)

pay any indemnity owing by the Issuer to the Indenture Trustee under the Indenture;

(iv)

pay any indemnity owing by the Transferor to the Owner Trustee under the Trust Agreement;

(v)

pay the Owner Trustee from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation for a trustee of an express trust);

(vi)

except as otherwise expressly provided in the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel) other than overhead, except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

(vii)

take all steps necessary to enforce the Issuer’s rights under the Interest Rate Cap Agreement, including receiving payments from the Cap Counterparty when due and exercising the Issuer's rights under the Interest Rate Cap Agreement including if either the long-term senior unsecured debt rating of the Cap Counterparty is downgraded below “A3” by Moody’s or “A+” by Standard & Poor's or the short-term debt rating of the Cap Counterparty is reduced below “P-1” by Moody's or below “A-1” by Standard & Poor's, the right to require the Cap Counterparty to obtain a guarantee of its obligations or to substitute a replacement cap provider (subject to the assumption by the replacement cap provider of the Cap Counterparty’s obligations under the Interest Rate Cap Agreement) within 30 days of the occurrence of such reduction, or in certain circumstances, post collateral, in each case in accordance with the terms of the Interest Rate Cap Agreement.

(c)

In addition to the duties set forth in Sections 1.2(a) and (b), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Documents, and shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Related Documents.  Subject to Section 1.6, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee, are reasonably within the capability of the Administrator and necessary to effect the transactions contemplated by the Related Documents.

(d)

Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Trust Certificateholder as contemplated in Section 5.02(d) of the Trust Agreement.  Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(e)

Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.03 of the Trust Agreement and Section 2.19 of the Servicing Agreement with respect to notifying the Trust Certificateholders of the Payment Date on which their Trust Certificates will be repaid or redeemed, as the case may be, and Section 5.04(a) of the Trust Agreement with respect to accounting and reports to Trust Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the documentation necessary to enable each Trust Certificateholder to prepare its federal and state income tax returns.

(f)

The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement and the Indenture.

(g)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(h)

With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i)

amendment of or any supplement to the Indenture;

(i)

the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Leases);

(ii)

the amendment, change or modification of the Related Documents;

(iii)

the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture;

(iv)

the removal of the Indenture Trustee;

(v)

the provision of copies of any amendment or supplement to the Interest Rate Cap Agreement to the Rating Agencies; and

(vi)

the notification to the Cap Counterparty of any proposed amendment or supplement to any of the Transaction Documents.

(vii)

Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Documents, (ii) sell the Trust Estate pursuant to Section 5.02 of the Indenture, (iii) take any other action that the Issuer directs the Administrator not to take on its behalf or (iv) take any other action which may be construed as having the effect of varying the investment of the Trust Certificateholders.

1.3.

Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Transferor at any time during normal business hours.

1.4.

Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be paid a fee by the Servicer.

1.5.

Additional Information to be Furnished to the Issuer.  The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

1.6.

Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

1.7.

No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

1.8.

Other Activities of Administrator.  Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

1.9.

Term of Agreement; Resignation and Removal of Administrator.  This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(a)

Subject to Sections 1.9(d) and (e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(b)

Subject to Sections 1.9(d) and (e), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(c)

Subject to Sections 1.9(d) and (e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)

the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii)

the existence of any proceeding or action, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Administrator in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Administrator and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 90 consecutive days;

(iii)

the commencement by the Administrator of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Administrator to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrator or of any substantial part of its property or the making by the Administrator of an assignment for the benefit of creditors or the failure by the Administrator generally to pay its debts as such debts become due or the taking of corporate action by the Administrator in furtherance of any of the foregoing; or

(iv)

any failure by the Administrator to deliver any information, report, certification, attestation or accountants’ letter when and as required under Section 1.20 which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification, attestation or accountants’ letter was required to be delivered.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

(d)

No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(e)

The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f)

Subject to Section 1.9(d) and 1.9(e), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement; provided, however, that this paragraph shall not apply at such times as the Vehicle Trustee shall be the successor Servicer.

1.10.

Action Upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.9 or the resignation or removal of the Administrator pursuant to Section 1.9(a), (b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.9 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator.  In the event of the resignation or removal of the Administrator pursuant to Section 1.9(a), (b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

1.11.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows:  (i) if to the Issuer or the Administrator, at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, (telecopier no. (201) 307-9286), Attention: General Counsel, with a copy (which shall not constitute notice) to Reed Auerbach, Esq., McKee Nelson LLP, One Battery Park Plaza, 34th Floor, New York, New York 10004; (ii) if to the Owner Trustee, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600; (iii) if to the Indenture Trustee, at 388 Greenwich Street, 14th Floor, New York, NY 10013; (iv) if to Moody’s, to ABS/RMBS Monitoring Department, 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Email: , Fax: 212-298-7139; (v) if to S&P, to   or to Standard & Poor’s Ratings Services, 55 Water Street, 42nd Floor, New York, New York 10041 (telecopier no. (212) 438-2654), Attention: Asset Backed Surveillance Group; or (v) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto.  Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

1.12.

Amendments.  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, that such amendment will not materially and adversely affect the interest of any Noteholder or Trust Certificateholder.  This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee and the holders of Notes evidencing at least a Majority Interest and the holders of Trust Certificates evidencing at least a majority of the Certificate Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Securityholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 2007-1 Leases or distributions that are required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the holders of Notes and Trust Certificates which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes and Trust Certificates.  Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Transferor, which permission shall not be unreasonably withheld.

1.13.

Successors and Assigns.  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the confirmation from each Rating Agency that such amendment will not result in a Rating Event.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

1.14.

Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York.

1.15.

Headings.  The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

1.16.

Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

1.17.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

1.18.

Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)

Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

(b)

Notwithstanding anything contained herein to the contrary, in no event shall Citibank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

1.19.

Third-Party Beneficiary.  The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

1.20.

Additional Requirements of the Administrator.

(a)

Reporting Requirements.

(i)

If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator  shall  (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Administrator and (ii) provide to the Issuer a description of such proceedings.

(ii)

As a condition to the succession to the Administrator by any Person as permitted by Section 1.9 hereof the Administrator shall provide to the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer, of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(iii)

In addition to such information as the Administrator, as administrator, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Administrator shall provide such information regarding the performance or servicing of the 2007-1 Leases and 2007-1 Vehicles as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

(b)

Administrator Compliance Statement.  On or before March 1st of each calendar year, commencing in 2008, the Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Administrator to the effect that (i) a review of the Administrator’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(c)

Report on Assessment of Compliance and Attestation.  On or before 90 days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2007, the Administrator shall:

(i)

deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and signed by an authorized officer of the Administrator, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Issuer concurrently with the execution of this Agreement;

(ii)

deliver to the Issuer a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Administrator and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(iii)

if requested by the Issuer not later than March 1 of the calendar year in which such certification is to be delivered, deliver to the Issuer and any other Person that will be responsible for signing the certification a Sarbanes Certification on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit A.

The Administrator acknowledges that the parties identified in clause (c)(iii) above may rely on the certification provided by the Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Issuer will not request delivery of a certification under clause (c)(iii) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the 2007-1 Leases and 2007-1 Vehicles.

(d)

Intent of the Parties; Reasonableness. The Issuer and the Administrator  acknowledge and agree that the purpose of Section 1.20 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Indenture Trustee, the Servicer or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Administrator shall cooperate fully with the Issuer to deliver to the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer, to permit the Issuer to comply with the provisions of Regulation AB.

The Issuer (including any of its assignees or designees) shall cooperate with the Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Administrator’s, on behalf of the Issuer, reasonable judgment, to comply with Regulation AB.

1.21.

Nonpetition Covenants.  Notwithstanding any prior termination of this Agreement, the Administrator and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Transferor, acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of any court of government authority for the purpose of commencing or sustaining a case against the Issuer or the Transferor under any United States federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BMW VEHICLE LEASE TRUST 2007-1,
as Issuer

By:

Wilmington Trust Company,
not in its individual capacity but solely as
as Owner Trustee

By:

               /s/ James P. Lawler

Name:    James P. Lawler
Title:      Vice President

BMW AUTO LEASING LLC,
as Transferor

By:

               /s/ Kerstin Zerbst

Name:    Kerstin Zerbst
Title:      Vice President-Finance

By:

               /s/ Joachim Herr

Name:    Joachim Herr
Title:      Treasurer

CITIBANK, N.A.

By:

               /s/ Louis Piscitelli

Name:    Louis Piscitelli
Title:      Vice President

BMW FINANCIAL SERVICES NA, LLC,
as Administrator

By:

               /s/ Kerstin Zerbst

Name:    Kerstin Zerbst
Title:      Vice President-Finance & CFO

By:

               /s/ Joachim Herr

Name:    Joachim Herr
Title:      Treasurer